UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21269

Wells Fargo Advantage Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Income Opportunities Fund

Annual Report

April 30, 2014

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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The views expressed and any forward-looking statements are as of April 30, 2014, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Income Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. high-yield market provided relatively strong fixed-income returns during the period, outpacing returns from the investment-grade corporate bond markets and U.S. Treasuries.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Opportunities Fund for the 12-month period that ended April 30, 2014. The U.S. high-yield market (measured by the Barclays U.S. Corporate High Yield Index1) provided relatively strong fixed-income returns during the period, outpacing returns from the investment-grade corporate bond markets (measured by the Barclays Corporate Bond Index2) and U.S. Treasuries (measured by the Barclays U.S. Treasury Index3). During the period, U.S. Treasury yields went through periods of shifting higher and then declining. Fixed-income markets were affected by these shifts in treasury yields, though high-yield bonds appeared to absorb the shocks better by virtue of their higher yield spreads. Equity market activity affected high-yield prices, as high-yield bonds tend to positively correlate with trends in equities. Equities vacillated between price rallies and subsequent price corrections. U.S. Treasury yields counteractively fluctuated with the shifts in equity market exuberance, as strengthening economic confidence would push yields higher and weakening confidence would drive them lower. On the whole, the high-yield market appeared to benefit from both the exuberance in equities and subsequent rallies in investment-grade fixed income.

U.S. equity markets rallied in the spring of 2013, leading to sharp price declines in many bond markets.

In May 2013, U.S. equity markets (measured by the S&P 500 Index4) rallied substantially, marking the most significant monthly appreciation in years. Consequently, U.S. Treasury prices declined sharply, sparking the largest monthly losses across the investment-grade bond markets in nearly five years. High-yield valuations modestly declined, by comparison, benefiting from a positive correlation to equity performance and higher spreads, which helped cushion the yield shocks.

The depreciating trends for bonds deepened in mid-June 2013 on comments from then-U.S. Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. This time, high-yield bonds also significantly depreciated as the Barclays U.S. Corporate High Yield Index returned -2.62% for the month of June 2013. For the last two weeks of June 2013, speculation over Fed policy changes appeared to play out daily, as volatility buffeted both the equity and bond markets, finally capitulating to yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013.

The Fed postponed tapering its bond-buying program until January 2014.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Lower-rated credit tiers outperformed higher-rated credit tiers5, mostly by virtue of their higher yields. In September and October 2013, investment-grade and high-yield bond markets began generating positive returns yet again, as the Fed backtracked on its intentions to taper quantitative easing, postponing it until 2014 at the earliest. This temporary rally lasted until mid November 2013 when notes were released from the Fed’s October 2013 meeting that indicated tapering of the bond-buying programs would likely begin

1.	The Barclays U.S. Corporate High Yield Index is an unmanaged, U.S. dollar-denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

2.	The Barclays Corporate Bond Index is an unmanaged market-value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. You cannot invest directly in an index.

3.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Income Opportunities Fund	3

in January 2014. Consequently, long-term Treasury yields ratcheted higher, leading to declines in pricing across much of the fixed-income markets; however, high-yield markets generally withstood the yield shocks and continued to generate modest positive returns.

Favorable conditions for fixed-income markets were restored in the early months of 2014.

Seemingly much to the surprise of many everyday investors and seasoned investment professionals alike, fixed-income markets largely outperformed U.S. equity markets during the first two months of 2014. A pullback in equity exuberance in January 2014 and reassurances from the Fed that highly accommodative monetary policy would continue throughout 2014 inspired price rallies across both the investment-grade and high-yield bond markets. U.S. Treasury yields declined in January 2014 while corporate high-yield bonds performed notably well. Initially, high yield bonds generated positive returns in January 2014 but lagged the surging rally across the investment-grade bond markets. This theme reversed in February 2014, as high yield bonds strongly rallied and investment-grade sectors performed well but not to the extent of the lowest-rated credit tiers. High yield bonds continued to generate modest positive returns over the final months of the period, March and April 2014.

One positive takeaway for bond investors that helped fuel the fixed-income rallies toward the end of the period was then-Fed Chairman Ben Bernanke’s guidance at the end of 2013. He indicated that the tapering of the Fed’s bond-buying program would proceed at a slow pace and that a reduction in quantitative easing should not be equivocated with a tightening of monetary policy. The distinction was important—although the bond-buying program was declining in volume, it was, nonetheless, still continuing. Additionally, the federal funds target rate would remain unchanged for the foreseeable future, with the implications that it would not increase until the bond-buying program was fully disbanded. These were important statements for investors that helped bolster U.S. fixed-income valuations in the opening months of 2014.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Reassurances from the Fed that highly accommodative monetary policy would continue throughout 2014 inspired price rallies across both the investment-grade and high-yield bond markets.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The ratings indicated are from Standard & Poor’s, Fitch, and/or Moody’s Investors Service. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of bonds held by the Fund. If a security was rated by all three rating agencies, the middle rating was used. If a security was rated by two of three rating agencies, the lower rating was used. If a security was rated by one of the agencies that rating was used. Maturity distribution and credit quality are subject to change and may have changed since the date specified. Credit quality ratings apply to underlying holdings of the fund and not the fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality and credit quality ratings are subject to change.

4	Wells Fargo Advantage Income Opportunities Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

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6	Wells Fargo Advantage Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA

Phillip Susser

Average annual total returns1 (%) as of April 30, 2014

	1 year	5 year	10 year
Based on market value	1.60	16.90	7.60
Based on net asset value (NAV) per share	7.67	17.93	7.33

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through February 23, 2015, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund’s gross and net expense ratios for the year ended April 30, 2014, were 1.27% and 1.01%, respectively, which includes 0.07% of interest expense. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[2]

The Fund is leveraged through a secured debt borrowing facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or to closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities.

1.	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

2.	This chart does not reflect any brokerage commissions on the purchase and sale of the Fund’s common stock. Dividends and distributions have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Advantage Income Opportunities Fund	7

MANAGER’S DISCUSSION

The Fund’s return based on market value was 1.60% during the 12-month period that ended April 30, 2014. During the same period, the Fund’s return based on its NAV was 7.67%.

Overview

With the exception of a brief and shallow summer swoon due to fears over rising rates, the high-yield market was quite strong during the year given its starting yield. High-yield bonds continued to benefit from rising stock prices (as high-yield bonds have historically often traded in sympathy with stocks), relatively low volatility, and strong investor interest due to a scarcity of attractive income opportunities offset, to some extent, by a rise in Treasury yields. High-yield companies continued to add debt as companies took advantage of the strong investor demand for high-yield debt and low borrowing costs. While leverage levels are not at record highs, they have been creeping higher over the past several years as, among other reasons, companies gain more and more confidence in their future. On the other hand, historically low interest rates and a wave of refinancings have kept companies’ borrowing costs low and have pushed out near-term maturities.

Ten largest holdings[3] (%) as of April 30, 2014
Texas Competitive Electric Holdings LLC, 3.74%, 10-10-2014	3.63
Sprint Capital Corporation, 6.88%, 11-15-2028	2.63
Jabil Circuit Incorporated, 8.25%, 3-15-2018	2.26
Dell Incorporated, 4.50%, 4-29-2020	1.91
Nielsen Finance LLC, 7.75%, 10-15-2018	1.74
CCM Merger Incorporated, 9.13%, 5-1-2019	1.63
Greektown Holdings LLC, 8.88%, 3-15-2019	1.55
NGPL PipeCo LLC, 7.77%, 12-15-2037	1.51
Sabine Pass LNG LP, 7.50%, 11-30-2016	1.51
Rockies Express Pipeline LLC, 6.88%, 4-15-2040	1.40

Credit quality[4] as of April 30, 2014

Contributors to performance

The Fund continued to benefit from strong price appreciation across the high-yield bond market and from ongoing accommodative monetary policy from the U.S. Federal Reserve (Fed). Specific holdings in the pipeline and gaming sectors notably contributed to performance.

Detractors from performance

Our preference for higher-quality securities detracted from performance as lower-rated securities performed better due to better price appreciation and higher levels of yield. Holdings of companies in the media/noncable industry, as well as cash, detracted from performance.

Management outlook

Our outlook has not changed materially since the fiscal year that ended April 30, 2013, except that spreads to U.S. Treasuries (that is, the extra return investors receive for investing in high-yield bonds versus Treasuries) have continued to grind lower, which has both reduced the potential relative return of high yield and increased the risk of a fall in prices. We continue to believe that there are two potential outcomes for high-yield bonds going forward.

Our base case is that high-yield bonds are relatively stable and that they potentially could outperform other fixed-income asset classes, such as investment-grade corporate bonds, investment-grade structured products, and U.S. Treasuries, that may be more affected by a rising-rate environment. In this scenario, the economy could improve at a consistent or slightly increasing pace, while at the same time, Treasury yields may continue to rise as the Fed reduces its exceptionally accommodative monetary policies. This is similar to what we experienced in mid-2013.

3.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

8	Wells Fargo Advantage Income Opportunities Fund	Performance highlights (unaudited)

Effective maturity distribution[5] as of April 30, 2014

On the other hand, there are a number of imbalances in the world that have existed for many years and, though likely to remain dormant, could trigger systemic risk aversion. These include the high government debt and deficit levels in most of the developed world, a potential real estate and municipal debt bubble in China, and persistent trade and current account deficits/surpluses among various countries throughout the world.

We believe that quantitative easing and other accommodative policies (low short-term interest rates) by many of the world’s central banks have been one of the drivers pushing all fixed-income (including high-yield) yields lower. Our concern about potential systemic risk is reduced by quantitative easing, as we believe the Fed would increase asset purchases if markets fall due to some exogenous event, but our concerns are also increased, as we believe all asset prices have been artificially raised by Fed purchases rather than set purely by market forces.

In the long run, we expect the high-yield bond market’s relative performance will be primarily driven by corporate fundamentals and defaults. In the near term, our default outlook remains very benign and supportive of high-yield bond markets. Over a full cycle, we believe the best way to help protect the Fund from periodic bouts of systemic fears and rebalancing will be our continued focus on bottom-up fundamentals and our attempts to minimize downside risk while capturing the return potential of high-yield issues.

5.	Effective maturity distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Portfolio of investments—April 30, 2014	Wells Fargo Advantage Income Opportunities Fund	9

Security name			Shares	Value

Common Stocks: 0.26%

Consumer Discretionary: 0.00%

Hotels, Restaurants & Leisure: 0.00%
Trump Entertainment Resorts Incorporated †(i)(a)			2,149	$0

Telecommunication Services: 0.26%

Diversified Telecommunication Services: 0.26%
Fairpoint Communications Incorporated †			134,376	1,832,889

Total Common Stocks (Cost $3,109,765)				1,832,889

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 106.44%

Consumer Discretionary: 20.88%

Auto Components: 1.97%
Allison Transmission Incorporated 144A	7.13%	5-15-2019	$8,015,000	8,656,200
Cooper Tire & Rubber Company	7.63	3-15-2027	4,305,000	4,434,150
Cooper Tire & Rubber Company	8.00	12-15-2019	150,000	168,000
Goodyear Tire & Rubber Company	7.00	5-15-2022	700,000	771,750

				14,030,100

Distributors: 0.18%
LKQ Corporation	4.75	5-15-2023	1,355,000	1,300,800

Diversified Consumer Services: 2.26%
Ceridian HCM Holding Incorporated 144A	11.00	3-15-2021	75,000	86,625
Service Corporation International	6.75	4-1-2016	1,250,000	1,356,250
Service Corporation International	7.00	6-15-2017	1,250,000	1,406,250
Service Corporation International	7.00	5-15-2019	1,125,000	1,200,825
Service Corporation International	7.50	4-1-2027	7,078,000	7,555,765
Service Corporation International	7.63	10-1-2018	1,100,000	1,274,680
Service Corporation International	8.00	11-15-2021	885,000	1,025,538
Sotheby’s 144A	5.25	10-1-2022	2,265,000	2,197,050

				16,102,983

Hotels, Restaurants & Leisure: 6.72%
Burger King Corporation	9.88	10-15-2018	1,600,000	1,736,000
CCM Merger Incorporated 144A	9.13	5-1-2019	10,830,000	11,615,175
CEC Entertainment Incorporated 144A	8.00	2-15-2022	1,685,000	1,727,125
DineEquity Incorporated	9.50	10-30-2018	8,475,000	9,163,594
Greektown Holdings LLC 144A	8.88	3-15-2019	10,705,000	11,026,150
Hilton Worldwide Finance LLC 144A	5.63	10-15-2021	320,000	333,600
Pinnacle Entertainment Incorporated	7.50	4-15-2021	6,257,000	6,804,487
Ruby Tuesday Incorporated	7.63	5-15-2020	3,405,000	3,302,850
Scientific Games Corporation	9.25	6-15-2019	1,130,000	1,189,325
Speedway Motorsports Incorporated	6.75	2-1-2019	980,000	1,038,800

				47,937,106

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—April 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Household Durables: 0.35%
American Greetings Corporation	7.38%	12-1-2021	$2,025,000	$2,149,031
Tempur Sealy International Incorporated	6.88	12-15-2020	325,000	354,250

				2,503,281

Media: 7.62%
Allbritton Communications Company	8.00	5-15-2018	3,274,000	3,417,237
Cablevision Systems Corporation	8.63	9-15-2017	2,975,000	3,503,062
CBS Outdoor Americas Capital LLC 144A	5.25	2-15-2022	320,000	328,000
CBS Outdoor Americas Capital LLC 144A	5.63	2-15-2024	35,000	35,962
CCO Holdings LLC	8.13	4-30-2020	686,000	752,027
Cinemark USA Incorporated	7.38	6-15-2021	1,525,000	1,692,750
CSC Holdings LLC	7.63	7-15-2018	1,145,000	1,323,906
CSC Holdings LLC	7.88	2-15-2018	1,650,000	1,909,875
CSC Holdings LLC	8.63	2-15-2019	635,000	757,237
DISH DBS Corporation	7.88	9-1-2019	2,260,000	2,680,925
DreamWorks Animation SKG Incorporated 144A	6.88	8-15-2020	3,880,000	4,209,800
EchoStar DBS Corporation	7.13	2-1-2016	1,160,000	1,267,300
EchoStar DBS Corporation	7.75	5-31-2015	650,000	693,875
Gray Television Incorporated	7.50	10-1-2020	8,635,000	9,282,625
Lamar Media Corporation	5.88	2-1-2022	1,785,000	1,905,488
LIN Television Corporation	6.38	1-15-2021	500,000	526,250
LIN Television Corporation	8.38	4-15-2018	3,475,000	3,666,125
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	330,000	360,525
Lynx II Corporation 144A	6.38	4-15-2023	605,000	635,250
National CineMedia LLC	6.00	4-15-2022	3,635,000	3,816,750
National CineMedia LLC	7.88	7-15-2021	1,150,000	1,267,875
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	3,510,000	3,755,700
Regal Entertainment Group	5.75	6-15-2023	665,000	678,300
Regal Entertainment Group	5.75	3-15-2022	5,650,000	5,819,500

				54,286,344

Specialty Retail: 1.78%
ABC Supply Company Incorporated 144A	5.63	4-15-2021	730,000	755,550
Ahern Rentals Incorporated 144A	9.50	6-15-2018	1,985,000	2,208,313
Century Intermediate Holding Company (PIK at 9.75%) 144A¥	9.75	2-15-2019	290,000	308,850
Neiman Marcus Group Limited 144A	8.00	10-15-2021	340,000	372,300
Penske Auto Group Incorporated	5.75	10-1-2022	1,965,000	2,055,881
Rent-A-Center Incorporated	6.63	11-15-2020	2,765,000	2,865,231
Sonic Automotive Incorporated	5.00	5-15-2023	1,900,000	1,866,750
Toys “R” Us Property Company II LLC	8.50	12-1-2017	2,200,000	2,249,500

				12,682,375

Consumer Staples: 0.49%

Food Products: 0.49%
Darling International Incorporated 144A	5.38	1-15-2022	295,000	303,112
Hearthside Group Holdings LLC 144A%%	6.50	5-1-2022	200,000	203,500
Simmons Foods Incorporated 144A	10.50	11-1-2017	2,785,000	3,007,800

				3,514,412

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014	Wells Fargo Advantage Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Energy: 21.80%

Energy Equipment & Services: 7.33%
Bristow Group Incorporated	6.25%	10-15-2022	$5,830,000	$6,252,675
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	475,000	526,062
Dresser-Rand Group Incorporated	6.50	5-1-2021	1,825,000	1,943,625
Era Group Incorporated	7.75	12-15-2022	4,285,000	4,520,675
Forum Energy Technologies Incorporated 144A	6.25	10-1-2021	315,000	334,687
Gulfmark Offshore Incorporated	6.38	3-15-2022	7,628,000	7,914,050
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	3,955,000	3,836,350
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	840,000	873,600
NGPL PipeCo LLC 144A	7.12	12-15-2017	4,430,000	4,385,700
NGPL PipeCo LLC 144A	7.77	12-15-2037	11,515,000	10,766,525
NGPL PipeCo LLC 144A	9.63	6-1-2019	715,000	772,200
Oil States International Incorporated	6.50	6-1-2019	2,629,000	2,763,736
PHI Incorporated 144A	5.25	3-15-2019	7,000,000	7,105,000
Pride International Incorporated	8.50	6-15-2019	210,000	266,519

				52,261,404

Oil, Gas & Consumable Fuels: 14.47%
Crestwood Midstream Partners LP	6.00	12-15-2020	1,230,000	1,291,500
Crestwood Midstream Partners LP 144A	6.13	3-1-2022	475,000	496,375
CVR Refining LLC	6.50	11-1-2022	2,148,000	2,255,400
Denbury Resources Incorporated	4.63	7-15-2023	1,280,000	1,217,600
Denbury Resources Incorporated	6.38	8-15-2021	700,000	750,750
El Paso LLC	6.50	9-15-2020	1,155,000	1,275,836
El Paso LLC	7.00	6-15-2017	3,068,000	3,458,670
El Paso LLC	7.25	6-1-2018	3,149,000	3,589,101
El Paso LLC	7.42	2-15-2037	1,820,000	1,824,550
El Paso LLC	7.80	8-1-2031	3,050,000	3,272,607
Energy Transfer Equity LP	7.50	10-15-2020	5,950,000	6,857,375
Exterran Partners LP	6.00	4-1-2021	4,000,000	4,000,000
Kinder Morgan Finance Company LLC 144A	6.00	1-15-2018	125,000	136,715
Murphy Oil USA Incorporated 144A	6.00	8-15-2023	635,000	655,638
Northern Tier Energy LLC	7.13	11-15-2020	3,280,000	3,517,800
Pioneer Natural Resources Company	7.50	1-15-2020	3,170,000	3,882,775
Plains Exploration & Production Company	8.63	10-15-2019	6,380,000	6,882,425
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	6,255,000	6,270,638
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	10,760,000	9,953,000
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	4,425,000	4,236,938
Sabine Pass Liquefaction LLC	5.63	2-1-2021	1,425,000	1,471,313
Sabine Pass Liquefaction LLC	5.63	4-15-2023	1,710,000	1,727,100
Sabine Pass Liquefaction LLC 144A	6.25	3-15-2022	3,415,000	3,581,481
Sabine Pass LNG LP	6.50	11-1-2020	9,370,000	9,908,775
Sabine Pass LNG LP	7.50	11-30-2016	9,675,000	10,739,250
SemGroup Corporation	7.50	6-15-2021	4,420,000	4,795,700
Suburban Propane Partners LP	7.38	3-15-2020	1,475,000	1,574,563
Suburban Propane Partners LP	7.38	8-1-2021	592,000	651,200
Suburban Propane Partners LP	7.50	10-1-2018	802,000	850,120
Ultra Petroleum Corporation 144A	5.75	12-15-2018	1,875,000	1,973,438

				103,098,633

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—April 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Financials: 18.84%

Banks: 1.32%
CIT Group Incorporated 144A	5.50%	2-15-2019	$2,225,000	$2,397,437
Emigrant Bancorp Incorporated 144A	6.25	6-15-2014	6,950,000	6,985,542

				9,382,979

Consumer Finance: 9.77%
Ally Financial Incorporated	5.50	2-15-2017	1,325,000	1,440,937
Ally Financial Incorporated	6.75	12-1-2014	1,869,000	1,929,743
Ally Financial Incorporated	7.50	9-15-2020	1,930,000	2,287,050
Ally Financial Incorporated	8.00	3-15-2020	1,545,000	1,867,519
Ally Financial Incorporated	8.30	2-12-2015	8,820,000	9,294,075
BMC Software Finance Incorporated 144A	8.13	7-15-2021	1,025,000	1,073,687
Credit Acceptance Corporation 144A	6.13	2-15-2021	680,000	707,200
Ford Motor Credit Company LLC	8.00	12-15-2016	200,000	233,306
General Motors Financial Company Incorporated	6.75	6-1-2018	2,215,000	2,519,563
Homer City Funding LLC	8.73	10-1-2026	3,084,040	3,222,822
Nielsen Finance LLC	7.75	10-15-2018	11,690,000	12,435,238
SLM Corporation	6.13	3-25-2024	2,025,000	2,011,838
SLM Corporation	7.25	1-25-2022	1,600,000	1,762,000
SLM Corporation	8.00	3-25-2020	6,460,000	7,461,300
SLM Corporation	8.45	6-15-2018	3,110,000	3,665,913
Springleaf Finance Corporation	5.40	12-1-2015	2,650,000	2,769,250
Springleaf Finance Corporation	5.75	9-15-2016	2,325,000	2,464,500
Springleaf Finance Corporation	6.00	6-1-2020	3,800,000	3,847,500
Springleaf Finance Corporation	6.50	9-15-2017	550,000	591,937
Springleaf Finance Corporation	6.90	12-15-2017	6,950,000	7,627,625
Springleaf Finance Corporation	7.75	10-1-2021	415,000	459,094

				69,672,097

Diversified Financial Services: 2.56%
Denali Borrower LLC/Denali Finance Corporation 144A	5.63	10-15-2020	7,430,000	7,634,325
Neuberger Berman Group LLC 144A	5.63	3-15-2020	900,000	947,250
Neuberger Berman Group LLC 144A	5.88	3-15-2022	1,125,000	1,198,125
Nuveen Investments Incorporated	5.50	9-15-2015	6,830,000	7,137,350
Nuveen Investments Incorporated 144A	9.13	10-15-2017	1,220,000	1,335,900

				18,252,950

Insurance: 0.14%
Fidelity & Guaranty Life Holdings Incorporated 144A	6.38	4-1-2021	905,000	963,825

Real Estate Management & Development: 1.29%
Hockey Merger Sub 2 Incorporated 144A	7.88	10-1-2021	5,260,000	5,615,050
Onex Corporation 144A	7.75	1-15-2021	3,480,000	3,593,100

				9,208,150

REITs: 3.76%
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,505,587
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	7,670,000	7,995,975
Omega Healthcare Investors Incorporated	6.75	10-15-2022	3,375,000	3,670,313

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014	Wells Fargo Advantage Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

REITs (continued)
Sabra Health Care Incorporated	5.38%	6-1-2023	$1,425,000	$1,460,625
Sabra Health Care Incorporated	5.50	2-1-2021	1,035,000	1,084,163
The Geo Group Incorporated	5.13	4-1-2023	3,000,000	2,970,000
The Geo Group Incorporated	5.88	1-15-2022	4,350,000	4,480,500
The Geo Group Incorporated	6.63	2-15-2021	605,000	650,375

				26,817,538

Health Care: 8.31%

Health Care Equipment & Supplies: 0.38%
Hologic Incorporated	6.25	8-1-2020	2,590,000	2,738,925

Health Care Providers & Services: 6.35%
Aviv Healthcare Properties LP	6.00	10-15-2021	850,000	892,500
Aviv Healthcare Properties LP	7.75	2-15-2019	3,725,000	3,995,062
Capella Healthcare Incorporated	9.25	7-1-2017	1,455,000	1,538,662
Centene Corporation	5.75	6-1-2017	1,925,000	2,103,062
CHS Incorporated 144A	6.88	2-1-2022	2,200,000	2,279,750
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	1,360,000	1,439,900
DaVita HealthCare Partners Incorporated	6.38	11-1-2018	140,000	147,175
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	1,800,000	1,957,500
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	700,000	791,000
HCA Incorporated	5.88	3-15-2022	750,000	804,375
HCA Incorporated	6.50	2-15-2020	5,675,000	6,327,625
HealthSouth Corporation	5.75	11-1-2024	125,000	130,313
HealthSouth Corporation	7.25	10-1-2018	608,000	641,440
HealthSouth Corporation	8.13	2-15-2020	820,000	889,700
MPH Acquisition Holdings LLC 144A	6.63	4-1-2022	695,000	719,325
MPT Operating Partnership LP	6.38	2-15-2022	1,780,000	1,909,050
MPT Operating Partnership LP	6.88	5-1-2021	3,175,000	3,452,813
Select Medical Corporation 144A	6.38	6-1-2021	2,450,000	2,523,500
Select Medical Corporation	6.38	6-1-2021	7,780,000	8,013,400
Tenet Healthcare Corporation 144A	6.00	10-1-2020	2,600,000	2,730,000
Tenet Healthcare Corporation	8.13	4-1-2022	1,790,000	1,986,900

				45,273,052

Health Care Technology: 0.42%
Emdeon Incorporated	11.00	12-31-2019	2,570,000	2,968,350

Pharmaceuticals: 1.16%
Endo Finance Company 144A	5.75	1-15-2022	1,180,000	1,218,350
Par Pharmaceutical Company	7.38	10-15-2020	3,550,000	3,851,750
Pinnacle Incorporated 144A	9.50	10-1-2023	835,000	922,675
Salix Pharmaceuticals Incorporated 144A	6.00	1-15-2021	1,950,000	2,091,375
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	140,000	145,600

				8,229,750

Industrials: 7.51%

Aerospace & Defense: 0.29%
TransDigm Group Incorporated	7.75	12-15-2018	1,939,000	2,065,035

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—April 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Airlines: 0.53%
Aviation Capital Group Corporation 144A	6.75%	4-6-2021	$2,190,000	$2,448,652
Aviation Capital Group Corporation 144A	7.13	10-15-2020	1,210,000	1,358,497

				3,807,149

Commercial Services & Supplies: 3.40%
ADT Corporation	4.13	6-15-2023	1,775,000	1,597,500
ADT Corporation 144A	6.25	10-15-2021	1,210,000	1,261,425
Covanta Holding Corporation	5.88	3-1-2024	3,105,000	3,167,469
Covanta Holding Corporation	6.38	10-1-2022	3,205,000	3,429,350
Covanta Holding Corporation	7.25	12-1-2020	2,065,000	2,263,756
Interface Incorporated	7.63	12-1-2018	270,000	286,538
Iron Mountain Incorporated	5.75	8-15-2024	6,150,000	6,073,125
Iron Mountain Incorporated	6.00	8-15-2023	3,560,000	3,782,500
Iron Mountain Incorporated	8.38	8-15-2021	2,244,000	2,367,420

				24,229,083

Machinery: 0.24%
Columbus McKinnon Corporation	7.88	2-1-2019	1,575,000	1,693,125

Professional Services: 0.56%
Interactive Data Corporation	10.25	8-1-2018	3,755,000	4,027,238

Trading Companies & Distributors: 2.29%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	6,625,000	7,188,125
H&E Equipment Services Incorporated	7.00	9-1-2022	5,540,000	6,094,000
International Lease Finance Corporation 144A	7.13	9-1-2018	1,015,000	1,177,400
International Lease Finance Corporation	8.63	9-15-2015	1,700,000	1,865,750

				16,325,275

Transportation Infrastructure: 0.20%
Watco Companies LLC 144A	6.38	4-1-2023	1,380,000	1,397,250

Information Technology: 7.71%

Communications Equipment: 0.65%
Avaya Incorporated	9.75	11-1-2015	1,150,000	1,152,760
CyrusOne LP	6.38	11-15-2022	500,000	531,250
Lucent Technologies Incorporated	6.45	3-15-2029	3,100,000	2,968,250

				4,652,260

Electronic Equipment, Instruments & Components: 2.29%
CDW Financial Corporation	12.54	10-12-2017	171,000	178,695
Jabil Circuit Incorporated	8.25	3-15-2018	13,532,000	16,136,910

				16,315,605

Internet Software & Services: 0.04%
Equinix Incorporated	7.00	7-15-2021	125,000	139,500
Sophia Holding Finance LP (PIK at 9.63%) 144A¥	9.63	12-1-2018	175,000	182,438

				321,938

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014	Wells Fargo Advantage Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

IT Services: 3.26%
Audatex North America Incorporated 144A	6.00%	6-15-2021	$2,300,000	$2,466,750
Audatex North America Incorporated 144A	6.13	11-1-2023	695,000	742,781
Fidelity National Information Services Incorporated	7.88	7-15-2020	3,200,000	3,425,776
First Data Corporation 144A	6.75	11-1-2020	1,525,000	1,627,937
First Data Corporation 144A	7.38	6-15-2019	1,325,000	1,421,062
First Data Corporation	11.75	8-15-2021	3,925,000	4,180,125
First Data Holdings Incorporated (PIK at 14.50%) 144A¥	14.50	9-24-2019	1,498,540	1,444,218
SunGard Data Systems Incorporated	6.63	11-1-2019	3,300,000	3,456,750
SunGard Data Systems Incorporated	7.38	11-15-2018	3,547,000	3,759,820
SunGard Data Systems Incorporated	7.63	11-15-2020	650,000	710,125

				23,235,344

Semiconductors & Semiconductor Equipment: 0.34%
Micron Technology Incorporated 144A	5.88	2-15-2022	2,310,000	2,437,050

Software: 0.38%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	1,155,000	1,231,519
Activision Blizzard Incorporated 144A	6.13	9-15-2023	285,000	309,937
Nuance Communications Incorporated 144A	5.38	8-15-2020	1,130,000	1,138,475

				2,679,931

Technology Hardware, Storage & Peripherals: 0.75%
NCR Corporation 144A	5.88	12-15-2021	380,000	402,800
NCR Corporation 144A	6.38	12-15-2023	4,600,000	4,922,000

				5,324,800

Materials: 1.95%

Chemicals: 0.07%
Celanese US Holdings LLC	5.88	6-15-2021	440,000	481,800

Containers & Packaging: 1.38%
Ball Corporation	5.75	5-15-2021	400,000	425,500
Crown Americas LLC	6.25	2-1-2021	515,000	557,487
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	60,000	66,600
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	1,225,000	1,151,500
Owens-Illinois Incorporated	7.80	5-15-2018	837,000	978,244
Sealed Air Corporation 144A	8.38	9-15-2021	3,740,000	4,310,350
Silgan Holdings Incorporated	5.00	4-1-2020	2,250,000	2,317,500

				9,807,181

Metals & Mining: 0.00%
Indalex Holdings Corporation (s)(a)(i)	11.50	2-1-2020	5,985,000	0

Paper & Forest Products: 0.50%
Georgia-Pacific LLC	8.88	5-15-2031	2,430,000	3,569,502

Telecommunication Services: 14.89%

Diversified Telecommunication Services: 7.07%
Citizens Communications Company	7.88	1-15-2027	4,205,000	4,231,281
Frontier Communications Corporation	8.13	10-1-2018	1,980,000	2,304,225

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—April 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
Frontier Communications Corporation	8.25%	4-15-2017	$2,380,000	$2,769,725
Frontier Communications Corporation	8.50	4-15-2020	1,000,000	1,164,375
GCI Incorporated	6.75	6-1-2021	4,145,000	4,191,631
GCI Incorporated	8.63	11-15-2019	8,750,000	9,351,562
Qwest Corporation	7.13	11-15-2043	1,810,000	1,802,271
Qwest Corporation	7.25	9-15-2025	2,755,000	3,154,442
Qwest Corporation	7.63	8-3-2021	440,000	477,400
Syniverse Holdings Incorporated	9.13	1-15-2019	8,545,000	9,271,325
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	4,815,000	4,887,225
Virgin Media Secured Finance plc 144A	5.38	4-15-2021	605,000	620,125
Windstream Corporation	7.88	11-1-2017	5,380,000	6,180,275

				50,405,862

Wireless Telecommunication Services: 7.82%
Crown Castle International Corporation	7.13	11-1-2019	220,000	234,850
MetroPCS Wireless Incorporated	6.63	11-15-2020	5,910,000	6,308,925
MetroPCS Wireless Incorporated	7.88	9-1-2018	3,015,000	3,188,363
SBA Telecommunications Corporation	5.63	10-1-2019	270,000	283,163
SBA Telecommunications Corporation	5.75	7-15-2020	2,795,000	2,934,750
SBA Telecommunications Corporation	8.25	8-15-2019	93,000	98,208
Sprint Capital Corporation	6.88	11-15-2028	19,000,000	18,762,500
Sprint Capital Corporation	8.75	3-15-2032	3,390,000	3,792,563
Sprint Communications Incorporated	7.00	8-15-2020	2,880,000	3,132,000
Sprint Communications Incorporated 144A	9.00	11-15-2018	750,000	914,063
Sprint Communications Incorporated	11.50	11-15-2021	1,200,000	1,608,000
Sprint Corporation 144A	7.13	6-15-2024	1,585,000	1,664,250
Sprint Corporation 144A	7.25	9-15-2021	330,000	359,700
Sprint Corporation 144A	7.88	9-15-2023	330,000	363,825
T-Mobile USA Incorporated	6.13	1-15-2022	140,000	147,175
T-Mobile USA Incorporated	6.25	4-1-2021	845,000	899,925
T-Mobile USA Incorporated	6.46	4-28-2019	265,000	280,900
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	146,825
T-Mobile USA Incorporated	6.54	4-28-2020	275,000	295,625
T-Mobile USA Incorporated	6.63	4-1-2023	825,000	882,750
T-Mobile USA Incorporated	6.63	4-28-2021	1,510,000	1,630,800
T-Mobile USA Incorporated	6.73	4-28-2022	5,645,000	6,089,544
T-Mobile USA Incorporated	6.84	4-28-2023	1,575,000	1,695,094

				55,713,798

Utilities: 4.06%

Electric Utilities: 2.51%
Energy Future Holdings Corporation (t)	10.00	12-1-2020	150,000	158,812
Energy Future Intermediate Holding Company LLC 144A(t)	6.88	8-15-2017	875,000	912,187
IPALCO Enterprises Incorporated 144A	7.25	4-1-2016	3,403,000	3,734,793
Mirant Mid-Atlantic LLC Series C	10.06	12-30-2028	7,560,525	8,429,985
Otter Tail Corporation (i)	9.00	12-15-2016	3,985,000	4,657,230

				17,893,007

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014	Wells Fargo Advantage Income Opportunities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Gas Utilities: 0.55%
AmeriGas Finance LLC	6.50%	5-20-2021	$75,000	$80,437
AmeriGas Finance LLC	6.75	5-20-2020	1,675,000	1,821,562
AmeriGas Finance LLC	7.00	5-20-2022	1,840,000	2,024,000

				3,925,999

Independent Power & Renewable Electricity Producers: 1.00%
Calpine Corporation 144A	6.00	1-15-2022	715,000	759,687
NSG Holdings LLC 144A	7.75	12-15-2025	3,640,000	3,894,800
Reliant Energy Incorporated	9.24	7-2-2017	1,621,527	1,653,958
Reliant Energy Incorporated	9.68	7-2-2026	780,000	826,800

				7,135,245

Total Corporate Bonds and Notes (Cost $720,448,679)				758,668,531

	Dividend yield		Shares

Preferred Stocks: 0.31%

Financials: 0.31%

Diversified Financial Services: 0.31%
GMAC Capital Trust I ±	8.13		81,784	2,248,242

Total Preferred Stocks (Cost $2,078,248)				2,248,242

	Interest rate		Principal

Term Loans ±: 14.53%
Accellent Incorporated <%%	0.00	3-11-2022	$1,030,000	1,014,550
Advantage Sales & Marketing LLC	8.25	6-17-2018	846,429	852,353
Alliance Laundry Systems LLC	9.50	12-10-2019	3,722,755	3,727,408
Applied Systems Incorporated	7.50	1-22-2022	535,000	540,350
Asurion LLC <%%	8.50	3-3-2021	2,025,000	2,078,156
Capital Automotive LP	4.00	4-10-2019	5,037,675	5,032,939
Capital Automotive LP	6.00	4-30-2020	2,450,000	2,474,500
CBAC Borrower LLC	8.25	7-2-2020	1,965,000	2,038,687
CCM Merger Incorporated	5.00	3-1-2017	4,576,240	4,559,079
Centaur Acquisition LLC	8.75	2-20-2020	3,135,000	3,161,115
Dell Incorporated	4.50	4-29-2020	13,671,300	13,630,286
Focus Brands Incorporated	10.25	8-21-2018	4,124,203	4,175,755
Four Seasons Holdings Incorporated	6.25	12-24-2020	550,000	556,875
HGIM Corporation <%%	0.00	6-18-2020	2,000,000	1,965,000
HHI Holdings LLC <%%	5.00	10-5-2018	4,032,078	4,028,732
Learfield Communications Incorporated	8.75	10-9-2021	245,000	248,675
Level 3 Financing Incorporated	4.00	1-15-2020	5,750,000	5,758,970
LTS Buyer LLC	8.00	4-12-2021	931,575	937,397
nTelos Incorporated	5.75	11-9-2019	1,115,055	1,115,757
Philadelphia Energy Solutions LLC	6.25	4-4-2018	4,712,400	4,205,817
Sedgwick ncorporated	6.75	2-28-2022	1,020,000	1,007,893
Spin Holdco Incorporated	4.25	11-14-2019	2,773,424	2,761,637
Tallgrass Operations LLC	4.25	11-13-2018	2,358,360	2,372,109
Texas Competitive Electric Holdings LLC (s)	3.74	10-10-2014	34,355,889	25,838,377
TWCC Holdings Corporation <%%	7.00	6-26-2020	3,390,000	3,368,813

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Opportunities Fund	Portfolio of investments—April 30, 2014

Security name	Interest rate	Maturity date	Principal	Value

Term Loans ± (continued)
United Surgical Partners International Incorporated	4.75%	4-3-2019	$2,205,281	$2,207,111
Vertafore Incorporated	9.75	10-29-2017	845,000	855,563
W3 Company	9.25	9-13-2020	488,775	488,775
WASH Multifamily Laundry Systems LLC	4.50	2-21-2019	2,628,450	2,608,737

Total Term Loans (Cost $107,698,470)				103,611,416

Yankee Corporate Bonds and Notes: 5.52%

Consumer Discretionary: 0.03%

Media: 0.03%
Videotron Limited	6.38	12-15-2015	100,000	100,250
Videotron Limited	9.13	4-15-2018	78,000	80,730

				180,980

Energy: 0.26%

Oil, Gas & Consumable Fuels: 0.26%
Griffin Coal Mining Company Limited 144A(s)	9.50	12-1-2016	2,119,383	1,621,328
Griffin Coal Mining Company Limited (s)	9.50	12-1-2016	290,088	221,917
Teekay Corporation	8.50	1-15-2020	10,000	11,550

				1,854,795

Financials: 0.10%

Diversified Financial Services: 0.10%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	700,000	729,750
Preferred Term Securities XII Limited (s)(i)	0.00	12-24-2033	1,540,000	15

				729,765

Health Care: 0.48%

Pharmaceuticals: 0.48%
Valeant Pharmaceuticals International Incorporated 144A	6.75	8-15-2018	1,120,000	1,212,400
VPII Escrow Corporation 144A	7.50	7-15-2021	1,995,000	2,224,425

				3,436,825

Information Technology: 0.48%

Technology Hardware, Storage & Peripherals: 0.48%
Seagate Technology HDD Holdings	6.80	10-1-2016	1,275,000	1,434,375
Seagate Technology HDD Holdings	6.88	5-1-2020	1,860,000	2,022,750

				3,457,125

Materials: 0.84%

Metals & Mining: 0.59%
Novelis Incorporated	8.38	12-15-2017	1,100,000	1,174,250
Novelis Incorporated	8.75	12-15-2020	2,675,000	2,982,625

				4,156,875

Paper & Forest Products: 0.25%
Sappi Limited 144A	7.50	6-15-2032	2,155,000	1,799,425

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2014	Wells Fargo Advantage Income Opportunities Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 3.33%

Diversified Telecommunication Services: 3.12%
Intelsat (Luxembourg) SA	7.75%	6-1-2021	$1,985,000	$2,069,363
Intelsat (Luxembourg) SA	8.13	6-1-2023	890,000	934,500
Intelsat Jackson Holdings SA 144A	5.50	8-1-2023	5,000,000	4,893,750
Intelsat Jackson Holdings SA	6.63	12-15-2022	1,235,000	1,268,963
Intelsat Jackson Holdings SA	7.25	4-1-2019	5,760,000	6,170,400
Intelsat Jackson Holdings SA	7.25	10-15-2020	3,225,000	3,483,000
Intelsat Jackson Holdings SA	7.50	4-1-2021	2,214,000	2,427,098
Intelsat Jackson Holdings SA	8.50	11-1-2019	905,000	968,350

				22,215,424

Wireless Telecommunication Services: 0.21%
Telesat Canada Incorporated 144A	6.00	5-15-2017	1,475,000	1,524,781

Total Yankee Corporate Bonds and Notes (Cost $38,069,223)				39,355,995

	Yield		Shares

Short-Term Investments: 4.91%

Investment Companies: 4.91%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.07		34,974,422	34,974,422

Total Short-Term Investments (Cost $34,974,422)				34,974,422

Total investments in securities
(Cost $906,378,807) *	131.97%	940,691,495
Other assets and liabilities, net	(31.97)	(227,910,545)

Total net assets	100.00%	$712,780,950

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

%%	Security issued on a when-issued basis.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(t)	Security is currently in default with regards to scheduled interest and/or principal payments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	Represents an affiliate of the Fund under Sections 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as amended

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities and unfunded loans.

*	Cost for federal income tax purposes is $911,381,330 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$48,521,745
Gross unrealized depreciation	(19,211,580)

Net unrealized appreciation	$29,310,165

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Opportunities Fund	Statement of assets and liabilities—April 30, 2014

Assets
Investments
In unaffiliated securities, at value (see cost below)	$905,717,073
In affiliated securities, at value (see cost below)	34,974,422

Total investments, at value (see cost below)	940,691,495
Cash	6,673,448
Receivable for interest and dividends	14,283,036
Prepaid expenses and other assets	1,425

Total assets	961,649,404

Liabilities
Dividends payable	4,826,367
Payable for investments purchased	13,187,515
Secured borrowing payable	230,204,793
Advisory fee payable	315,863
Due to other related parties	38,652
Accrued expenses and other liabilities	295,264

Total liabilities	248,868,454

Total net assets	$712,780,950

NET ASSETS CONSIST OF
Paid-in capital	$983,331,382
Overdistributed net investment income	(1,534,172)
Accumulated net realized losses on investments	(303,328,948)
Net unrealized gains on investments	34,312,688

Total net assets	$712,780,950

NET ASSET VALUE PER SHARE
Based on $712,780,950 divided by 70,983,001 shares issued and outstanding (100,000,000 shares authorized)	$10.04

Investments in unaffiliated securities, at cost	$871,404,385

Investments in affiliated securities, at cost	$34,974,422

Total investments, at cost	$906,378,807

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended April 30, 2014	Wells Fargo Advantage Income Opportunities Fund	21

Investment income
Interest	$65,356,498
Dividends	151,507
Income from affiliated securities	14,342

Total investment income	65,522,347

Expenses
Advisory fee	5,579,727
Administration fee	464,977
Custody and accounting fees	55,981
Professional fees	73,105
Shareholder report expenses	130,402
Trustees’ fees and expenses	11,698
Transfer agent fees	25,897
Interest expense	474,729
Secured borrowing fees	2,018,429
Other fees and expenses	42,268

Total expenses	8,877,213
Less: Fee waivers and/or expense reimbursements	(1,774,632)

Net expenses	7,102,581

Net investment income	58,419,766

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	8,206,695
Net change in unrealized gains (losses) on investments	(18,641,627)

Net realized and unrealized gains (losses) on investments	(10,434,932)

Net increase in net assets resulting from operations	$47,984,834

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Opportunities Fund	Statement of changes in net assets

	Year ended April 30, 2014	Year ended April 30, 2013

Operations
Net investment income	$58,419,766	$62,380,589
Net realized gains on investments	8,206,695	11,572,543
Net change in unrealized gains (losses) on investments	(18,641,627)	27,158,011

Net increase in net assets resulting from operations	47,984,834	101,111,143

Distributions to shareholders from
Net investment income	(57,922,129)	(64,767,000)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	162,908	2,403,707

Total increase (decrease) in net assets	(9,774,387)	38,747,850

Net assets
Beginning of period	722,555,337	683,807,487

End of period	$712,780,950	$722,555,337

Overdistributed net investment income	$(1,534,172)	$(4,920,932)

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended April 30, 2014	Wells Fargo Advantage Income Opportunities Fund	23

Cash flows from operating activities:
Net increase in net assets resulting from operations	$47,984,834

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(470,611,660)
Proceeds from disposition of investment securities	487,657,226
Amortization	(2,357,481)
Purchase of short-term investment securities, net	(17,776,853)
Decrease in receivable for investments sold	9,083,438
Decrease in receivable for interest and dividends	1,924,087
Decrease in prepaid expenses and other assets	98,456
Decrease in payable for investments purchased	(2,098,092)
Increase in advisory fee payable	12,211
Decrease in due to other related parties	(250)
Increase in accrued expenses and other liabilities	60,305
Litigation payments received	24,940
Net realized gains on investments	(8,206,695)
Net change in unrealized gains (losses) on investments	18,641,627

Net cash provided by operating activities	64,436,093

Cash flows from financing activities:
Cash distributions paid	(57,758,340)
Decrease in secured borrowing payable	(4,305)

Net cash used in financing activities	(57,762,645)

Net increase in cash	6,673,448

Cash:
Beginning of period	$0

End of period	$6,673,448

Supplemental cash disclosure:
Cash paid for interest	$477,803

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$162,908

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.18	$9.67	$10.11	$9.69	$7.37
Net investment income	0.82 [1]	0.88 [1]	0.95 [1]	1.02 [1]	1.06 [1]
Net realized and unrealized gains (losses) on investments	(0.14)	0.54	(0.37)	0.42	2.41
Distributions to preferred shareholders from net investment income	0.00	0.00	0.00	(0.00)[1,2]	(0.01)[1]

Total from investment operations	0.68	1.42	0.58	1.44	3.46
Distributions to common shareholders from
Net investment income	(0.82)	(0.91)	(1.02)	(1.02)	(1.08)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.06)[1]

Total distributions to common shareholders	(0.82)	(0.91)	(1.02)	(1.02)	(1.14)
Net asset value, end of period	$10.04	$10.18	$9.67	$10.11	$9.69
Market value, end of period	$9.52	$10.23	$10.29	$10.38	$9.63
Total return based on market value[3]	1.60%	8.90%	10.03%	19.68%	49.84%
Ratios to average net assets (annualized)
Gross expenses[4]	1.27%	1.29%	1.35%	1.44%	1.79%
Net expenses[4]	1.01%	1.05%	1.03%	1.09%	1.13%
Net investment income	8.35%	8.89%	9.89%	10.55%[5]	11.81%[5]
Supplemental data
Portfolio turnover rate	31%	27%	25%	42%	108%
Net assets of common shareholders, end of period (000s omitted)	$712,781	$722,555	$683,807	$709,850	$676,144

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	N/A
Asset coverage per $1,000 of borrowing, end of period	$4,099	$4,142	$3,973	$4,088	N/A

Liquidation value of Preferred Shares, end of period (000s omitted)	N/A	N/A	N/A	N/A	$196,000
Asset coverage ratio for Preferred Shares, end of period	N/A	N/A	N/A	N/A	394%

1.	Calculated based upon average common shares outstanding

2.	Amount is less than $0.005.

3.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

4.	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2014	0.07%
Year ended April 30, 2013	0.08%
Year ended April 30, 2012	0.08%
Year ended April 30, 2011	0.11%
Year ended April 30, 2010	0.02%

5.	The net investment income ratio reflects distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Income Opportunities Fund	25

1. ORGANIZATION

The Wells Fargo Advantage Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

26	Wells Fargo Advantage Income Opportunities Fund	Notes to financial statements

Term loans

The Fund may invest in term loans. The Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to bond premiums. At April 30, 2014, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$ 6,804,353	$(6,804,353)

As of April 30, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2016	2017	2018
$12,398,698	$130,598,584	$155,329,141

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

Notes to financial statements	Wells Fargo Advantage Income Opportunities Fund	27
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2014, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks
Telecommunication Services	$1,832,889	$0	$0	$1,832,889
Preferred stocks
Financials	2,248,242	0	0	2,248,242
Corporate bonds and notes	0	758,668,531	0	758,668,531
Term loans	0	93,942,259	9,669,157	103,611,416
Yankee corporate bonds and notes	0	39,355,995	0	39,355,995
Short-term investments
Investment companies	34,974,422	0	0	34,974,422
	$39,055,553	$891,966,785	$9,669,157	$940,691,495

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended April 30, 2014, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common stocks	Term loans	Total
Balance as of April 30, 2013	$2,149	$20,331,214	$20,333,363
Accrued discounts (premiums)	0	5,970	5,970
Realized gains (losses)	0	(2,159)	(2,159)
Change in unrealized gains (losses)	(2,149)	(402,927)	(405,076)
Purchases	0	2,608,184	2,608,184
Sales	0	(4,666,638)	(4,666,638)
Transfers into Level 3	0	0	0
Transfers out of Level 3	0	(8,204,487)	(8,204,487)
Balance as of April 30, 2014	$0	$9,669,157	$9,669,157
Change in unrealized gains (losses) relating to securities still held at April 30, 2014	$(2,149)	$(91,602)	$(93,751)

The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through February 23, 2015 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares (“Preferred Shares”). Funds Management contractually waived its advisory fee in the amount of $1,774,632 for the year ended April 30, 2014.

28	Wells Fargo Advantage Income Opportunities Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended April 30, 2014 and the year ended April 30, 2013, the Fund issued 15,971 and 241,079 shares, respectively.

The Fund no longer has any Preferred Shares outstanding.

6. BORROWINGS

The Fund has borrowed approximately $230 million through a secured debt financing agreement administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million which expires on February 25, 2015, at which point it may be renegotiated and potentially renewed for another one-year term. At April 30, 2014, the Fund had secured borrowings outstanding in the amount of $230,204,793 (including accrued interest and usage and commitment fees payable).

The Fund’s borrowings under the Facility are generally charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at the London Interbank Offered Rate (LIBOR) plus 1.0%. During the year ended April 30, 2014, an effective interest rate of 0.20% was incurred on the borrowings. Interest expense of $474,729, representing 0.07% of the Fund’s average daily net assets, was incurred during the year ended April 30, 2014.

The Fund has pledged all of its assets to secure the borrowings and currently pays, on a monthly basis, a usage fee at an annual rate of 0.40% of the daily average outstanding principal amount of borrowings and a commitment fee at an annual rate of 0.40% of the daily average outstanding principal amount of borrowings. Prior to February 25, 2014, the Fund paid a commitment fee at an annual rate of 0.40% of the product of (i) the daily average outstanding principal amount of borrowings and (ii) 1.02. Effective February 25, 2014, the Fund no longer incurs any structuring fees. The secured borrowing fees on the Statement of Operations of $2,018,429 represent the usage fee, commitment fee and structuring fees. For the year ended April 30, 2014, the Fund paid structuring fees in the amount of $134,218.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2014 were $349,415,046 and $284,867,780, respectively.

As of April 30, 2014, the Fund had unfunded term loan commitments of $8,547,925.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $57,922,129 and $64,767,000 of ordinary income for the years ended April 30, 2014 and April 30, 2013, respectively.

As of April 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$3,381,087	$29,310,165	$(298,326,423)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Advantage Income Opportunities Fund	29

10. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
April 25, 2014	May 14, 2014	June 2, 2014	$0.068
May 16, 2014	June 16, 2014	July 1, 2014	0.068

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

30	Wells Fargo Advantage Income Opportunities Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Income Opportunities Fund (the “Fund”), as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights of each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Income Opportunities Fund as of April 30, 2014, the results of its operations, changes in its net assets, its cash flows, and the financial highlights for each of the years noted in the first paragraph above, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 26, 2014

Other information (unaudited)	Wells Fargo Advantage Income Opportunities Fund	31

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $143,151 of income dividends paid during the fiscal year ended April 30, 2014 has been designated as qualified dividend income (QDI).

For the fiscal year ended April 30, 2014, $54,938,304 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Income Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 132 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2003	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 50 portfolios as of 12/16/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Income Opportunities Fund	33

Name and year of birth	Position held and length of service	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 59 funds and Assistant Treasurer of 73 funds in the Fund Complex.

34	Wells Fargo Advantage Income Opportunities Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Income Opportunities Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 27-28, 2014 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for the Fund, and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Fund. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2014. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of the continuation of advisory agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2013. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the performance Universe. The Board noted that the performance of the Fund was lower than the average performance of the Universe for all periods under review except for the five-year period. However, the Board noted that the performance of the Fund was higher than its benchmark, the BofA Merrill Lynch High Yield Master II Index, for the three- and five-year periods under review.

Other information (unaudited)	Wells Fargo Advantage Income Opportunities Fund	35

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees (which reflect fee waivers, if any, and include advisory, and administration fees), custodian and other non-management fees, and fee waiver and expense reimbursement arrangements. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Lipper to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Lipper to select the funds in the expense Group and an explanation of year-to-year variations in the funds comprising such expense Group and their expense ratios. Based on the Lipper reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the expense Group at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rate for the Fund’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because its profitability information was subsumed in the collective Wells Fargo profitability analysis.

Funds Management explained the methodologies and estimates that it used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which there may be sharing with the Fund of potential economies of scale in the provision of advisory services to the Fund. The Board noted that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board concluded that the Fund’s fee waiver and expense arrangements constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund.

36	Wells Fargo Advantage Income Opportunities Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

Automatic dividend reinvestment plan	Wells Fargo Advantage Income Opportunities Fund	37

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant

to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

38	Wells Fargo Advantage Income Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. This material is being prepared by Wells Fargo Funds Distributor, LLC. Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2014 Wells Fargo Funds Management, LLC. All rights reserved.

225159 06-14 AIO/AR156 04-14

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Advantage Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Income Opportunities Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2014	Fiscal year ended April 30, 2013
Audit fees	$49,110	$47,910
Audit-related fees (1)	16,585	16,180
Tax fees (2)	2,090	3,780
All other fees	—	—

	$67,785	$67,870

(1)	Audit-related fees consist of agreed-upon procedures performed that are not reported under audit fees.
(2)	Tax fees consist of fees for tax compliance, tax advice and tax planning. Excise tax fees for fiscal year ended April 30, 2013 in the amount of $1,740 was billed on December 2013 and is included in the fiscal year ended April 30, 2013 value. Excise tax fees for fiscal year ended April 30, 2014 have not yet been billed.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Advantage Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Advantage Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to Wells Fargo Advantage Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of Wells Fargo Advantage Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF FEBRUARY 8, 2012

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities and High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)	Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)

Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds

Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)	Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority	AGAINST

shareholder interests, bundling of director elections, and/or egregious governance practices.

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’	CASE-BY-CASE

rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program	FOR

as it allows investors to receive additional stock in lieu of a cash dividend.

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

• there is clear evidence of past abuse of the authority; or	AGAINST

• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value.	CASE-BY-CASE

Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.

Among the plan features that may result in a vote against the plan are:	AGAINST

• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.
FOR
THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
CASE-BY-CASE
THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.
FOR
THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	FOR

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	FOR
AGAINST
For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	FOR

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.	CASE-BY-CASE

FOR

CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report	FOR

on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than	FOR

shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

• anticipated financial and operating benefits;

• offer price (cost versus premium);

• prospects for the combined companies;

• how the deal was negotiated;

• changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis.	CASE-BY-CASE

Proposals may include, and are not limited to, the following issues:

• eliminating the need for annual meetings of mutual fund shareholders;

• entering into or extending investment advisory agreements and management contracts;

• permitting securities lending and participation in repurchase agreements;

• changing fees and expenses; and

• changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Patrick E. McGuinnis, CFA

Mr. McGuinnis has 12 years of experience in the investment industry as an analyst. He holds B.S. and M.S. degrees in Finance from the University of Wisconsin and has earned the right to use the CFA designation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended April 30, 2014.

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	5	28
Total assets of above accounts (millions)	$1,314.2	$309.5	$2,052.8

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$99.8	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	5	28
Total assets of above accounts (millions)	$1,314.2	$309.5	$2,052.8

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$99.8	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2014:

Niklas Nordenfelt	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Income Opportunities Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Advantage Income Opportunities Fund

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 26, 2014

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 26, 2014